SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 29, 2004

Wells Real Estate Fund VII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25606	58-2022629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Marathon Building

On December 29 2004, Fund V, Fund VI, and Fund VII Associates (the “Joint Venture”), a joint venture among Wells Real Estate Fund V, L.P., Wells Real Estate Fund VI, L.P., and Wells Real Estate Fund VII, L.P. (the “Registrant”), sold an office building containing approximately 76,000 rentable square feet located in Appleton, Wisconsin (“the Marathon Building”) to an unaffiliated third party for a gross sales price of $10.25 million, less credits and closing costs.

The Registrant holds an equity interest of approximately 41.71% in the Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Marathon Building were approximately $4.1 million. The Registrant expects a gain allocation of approximately $1.4 million from the sale of the Marathon Building.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VII, L.P.
(Registrant)

	By:	WELLS PARTNERS, L.P.
General Partner

		By:	Wells Capital, Inc.
General Partner

			By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President
Date: January 4, 2005

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WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the period ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of the Marathon Building by Fund V, Fund VI, and Fund VII Associates (the “Joint Venture”), a joint venture among Wells Real Estate Fund V, L.P., Wells Real Estate Fund VI, L.P., and the Registrant, as if the disposition and distribution of net proceeds therefrom occurred on September 30, 2004. The Registrant holds an equity interest of approximately 41.71% in the Joint Venture, which owned 100% of the Marathon Building.

The following unaudited pro forma statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004, have been prepared to give effect to the sales of Stockbridge Village I Expansion, Stockbridge Village III, the Hannover Center, and 880 Holcomb Bridge (collectively, “Prior Dispositions”), and the Marathon Building as if the dispositions occurred on January 1, 2003. Fund VI and Fund VII Associates sold the Stockbridge Village I Expansion and Stockbridge Village III on April 29, 2004. The Registrant holds an equity interest of approximately 55.2% in Fund VI and Fund VII Associates, a joint venture between the Registrant and Wells Real Estate Fund VI, L.P. Fund VII and Fund VIII Associates sold Hannover Center on April 29, 2004. The Registrant holds an equity interest of approximately 36.64% in Fund VII and Fund VIII Associates, a joint venture between the Registrant and Wells Real Estate Fund VIII, L.P. Fund II, III, VI and VII Associates sold 880 Holcomb Bridge on July 1, 2004. The Registrant holds an equity interest of approximately 50.42% in Fund II, III, VI and VII Associates, a joint venture between Fund II and Fund III Associates, Wells Real Estate Fund VI, L.P., and the Registrant. Fund II and Fund III Associates is a joint venture between Fund II and Fund II-OW and Wells Real Estate Fund III, L.P. Fund II and Fund II-OW is a joint venture between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Stockbridge Village I Expansion, Stockbridge Village III, Hannover Center, 880 Holcomb Bridge or the Marathon Building if the transactions had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of Stockbridge Village I Expansion, Stockbridge Village III, Hannover Center, and the Marathon Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$7,714,457	$(2,727,256	)(b)	$4,987,201
Cash and cash equivalents	8,138,493	4,140,689	(c)	12,279,182
Due from joint ventures	386,415	0		386,415

Total assets	$16,239,365	$1,413,433		$17,652,798

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$24,595	$0		$24,595
Partnerships distributions payable	157,337	0		157,337

Total liabilities	181,932	0		181,932

Partners’ capital:
Limited partners:
Class A – 2,124,147 units outstanding	14,568,251	572,405	(d)	15,140,656
Class B – 293,870 units outstanding	1,489,182	841,028	(d)	2,330,210
General partners	0	0		0

Total partners’ capital	16,057,433	1,413,433		17,470,866

Total liabilities and partners’ capital	$16,239,365	$1,413,433		$17,652,798

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on the Marathon Building of $1,413,433 less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Marathon Building ($4,140,689).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of the Marathon Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Marathon Building. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Prior Dispositions		Marathon Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$1,133,025	$(341,920	)(b)	$(210,716	)(e)	$421,730
		(52,867	)(c)
		(105,792	)(d)

EXPENSES:
Partnership administration	76,203	0		0 0		76,203
Legal and accounting	19,293	0		0 0		19,293
Other general and administrative	8,377	0		0		8,377

	103,873	0		0		103,873

OTHER INCOME	10,309	0		0		10,309

NET INCOME (LOSS)	$1,039,461	$(500,579)		$(210,716)		$328,166

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,039,461	$(500,579)		$(210,716)		$328,166

NET INCOME PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.49					$0.16

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,102,347					2,102,347

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity in income for the year ended December 31, 2003 of Fund VI and Fund VII Associates earned by the Registrant related to Stockbridge Village I Expansion and Stockbridge Village III, which were sold on April 29, 2004. These pro forma adjustments result from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income for the year ended December 31, 2003 of Fund VII and Fund VIII Associates earned by the Registrant related to Hannover Center, which was sold on April 29, 2004. This pro forma adjustment result from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(d)	Reflects equity in income for the year ended December 31, 2003 of Fund II, III, VI and VII Associates earned by the Registrant related to 880 Holcomb Bridge, which was sold on July 1, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees
(e)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Marathon Building for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Marathon Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Prior Dispositions		Marathon Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$2,888,396	$(1,248,968	)(b)	$(122,406	)(e)	$285,903
		(184,734	)(c)
		(1,046,385	)(d)

EXPENSES:
Partnership administration	109,281	0		0		109,281
Legal and accounting	29,353	0		0		29,353
Other general and administrative	1,954	0		0		1,954

	140,588	0		0		140,588

OTHER INCOME	14,340	0		0		14,340

NET INCOME (LOSS)	$2,762,148	$(2,480,087)		$(122,406)		$159,655

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$778,554	$(832,728)		$(176,162)		$(230,336)

CLASS B LIMITED PARTNERS	$1,983,594	$(1,647,359)		$53,756		$389,991

NET INCOME (LOSS) PER WEIGHTED AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.37					$(0.11)

CLASS B	6.59					$1.30

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,116,880					2,116,880

CLASS B	301,137					301,137

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects equity in income of Fund VI and Fund VII Associates earned by the Registrant related to Stockbridge Village I Expansion and Stockbridge Village III for the period from January 1, 2004 to April 29, 2004 (date of sale). These pro forma adjustment results from the gain on the sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income of Fund VII and Fund VIII Associates earned by the Registrant related to Hannover Center for the period from January 1, 2004 to April 29, 2004 (date of sale). These pro forma adjustment results from the gain on the sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(d)	Reflects equity in income of Fund II, III, VI and VII Associates earned by the Registrant related to 880 Holcomb Bridge for the period from January 1, 2004 to July 1, 2004 (date of sale). The pro forma adjustment results from the gain on the sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(e)	Reflects equity in income of the Joint Venture earned by the Registrant related to the Marathon Building for the nine months ended September 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Marathon Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

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